Exhibit 99.1

REHABILITATION THERAPY AND MOBILITY SOLUTIONS 2019 Ticker: BNKL

This document is private and confidential, contains sensitive business information of Bionik Laboratories Corp . (“ Bionik ”) and is not for public distribution . This document has been prepared for informational purposes only and is provided personally to you . By accepting this document you agree to keep its contents strictly confidential, not to copy any portion of this document and to return it to Bionik promptly upon its request . this document does not constitute an offer to sell or a solicitation of an offer to purchase any securities of Bionik . Any such offer will be made only pursuant to an effective registration statement or an exemption from registration . This document contains forward - looking statements relating to future events or the future financial performance and operations of Bionik . Forward - looking statements, which involve assumptions and describe Bionik’s intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words “may,” “could,” “should,” “will,” “would,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “believe,” “intend,” “project,” “forecast,” the negative of such words and other variations on such words or similar terminology . These forward - looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material . In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Bionik’s public filings with the Securities and Exchange Commission, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Bionik and its securities . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this document might not occur, Bionik is not obligated to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . FORWARD LOOKING STATEMENTS 2

Our artificial intelligence and machine learning technologies make rehabilitation methods and processes smarter and more intuitive for faster patient recovery. We design and manufacture products which connect to performance - based reimbursement programs for healthcare providers and institutions. We address three segments with the potential to service a wider, multi - billion dollar healthcare market. Developed in The Newman Laboratory for Biomechanics and Human Rehabilitation at the Massachusetts Institute of Technology (MIT), the InMotion ™ robots provide effective, patient - adaptive therapy, intended to restore upper - extremity motor control including early and late recovery from acute stroke. BIONIK LABORATORIES We Make Lives Better 5 International Patents 250 Units Currently Placed in More than 20 Countries 21 Units Recently Contracted as Part of a Roll Out with Kindred IFRs Hospitals 3

CONVENTIONAL THERAPY IS NOT ENOUGH TO HELP PATIENTS RECOVER. There are 800,000 new U.S. stroke patients each year Eric Dusseux, CEO WE SERVICE AN ANNUAL $200 M MARKET OF HOSPITALS, CLINICS, INPATIENT REHABILITATION FACILITIES, AND SKILLED NURSING FACILITIES 4 Summary Health Statistics: National Health Interview Survey, 2015

WE ARE TARGETING THE ESTIMATED $ 2B MARKET FOR HOME - BASED, UPPER LIMB THERAPY …AND THE ESTIMATED $1B MARKET FOR WALKING ASSISTANCE DEVICES PRODUCTS UNDER DEVELOPMENT 5

HIGHLIGHTS We Service the Growing Market Opportunity for New Rehabilitation Technology Strong demographics, plus new value - based reimbursement program requirements favor our technologies. BIONIK’s Platform Supports and Assists Insurance Reimbursement and Payments We meet the new outcome - based reporting needs for value - based incentive programs. Our Products are FDA - Listed (Class II Medical Devices – 510k Exempt) Three rehabilitation products currently on the market for clinical use. We Are Uniquely Positioned to Supply Large Regional and National Healthcare Providers Our solutions combine proven research validation with the capability to support intensive clinical use. Recently - signed agreement with $3.3B Kindred Hospital and Rehabilitation for two phase, system - wide roll out until end of 2022. Revenue Growth in New Geographies and Expansion into Home and Consumer Markets Hospital Rehabilitation in Europe (CE Mark) , China (JV), Korea (Distribution Partner), and At - Home and Consumer Mobility Products 6

THE MARKET, ITS TRENDS, AND A TRIGGER FOR MASS ADOPTION 7

THE REHABILITATION MARKET ▪ The global rehabilitation equipment and devices market size was valued at $10.53 billion in 2016 and is expected to grow at a CAGR of 6.0% during 2018 - 2025 forecast period. (Grandview Research, 2017 ) ▪ The need for daily assistive devices for handicapped population around the globe is increasing rapidly. ▪ Significant healthcare reimbursement reforms changing equipment purchasing. ▪ The North American Rehabilitation and Assistive Technologies Market is estimated at $409 M and is expected to grow at a CAGR of 13.1%. (TMR Analytics) 15,173 Skilled Nursing Facilities Post - Acute Service Providers, By the Numbers ( Becker’s Hospital CFO Report, 2014 ) 12,461 Home Health Agencies 5,300 Hospice 1,177 Inpatient Rehabilitation Facilities 422 Long - term care hospitals Market Size and Providers 8

New Rules for In - patient Rehabilitation Facilities (IRF) – October 2019 ▪ Rule favor Quality Indicators in the Patient Assessment Instrument (PAI) ▪ Quality indicator reporting on facility self - care and mobility scores will be made publicly available on IRF compare portion of CMS.gov for the first time under this rule A Penalty of 2% decline in annual rate increase will apply to facilities not compliant with Quality Reporting Programs reporting Shift Towards Patient Outcomes at Skilled Nursing Facilities (SNF) - 2018 to 2020 ▪ Value Based Programs will apply positive or negative incentive payments to facilities (as of 2020 incentive payments up to +2.33% and penalties up to – 1.97%) ▪ Quality indicator reporting on facility self - care and mobility scores will be made publicly available on SNF compare portion of CMS.gov for the first time under this rule ▪ Greater need for accurate measurement capability as functional patient outcome measures for each SNF will be measured and rankings made public in 2020 Value - based programs reward health care providers with incentive payments for the quality of care they give to people with Medicare NEW U.S. REIMBURSEMENT PROGRAMS Market Trend 9

THE TRIGGER FOR MASS ADOPTION We beli eve we are uniquely positioned to take advantage of the trends and pending regulations in healthcare to supply hospitals, clinics and homes with advanced Evidence Based medical devices to improve neurological performance and produce the data that measures our performance. Market growth and new regulation provide a direct link to our products. 10

OUR TEAM, OUR PRODUCTS AND COMPETITIVE LANDSCAPE ABOUT US 11

MANAGEMENT TEAM

Eric Dusseux, MD, MSc, MBA
Chief Executive Officer

Former President of Europe and a director for Auregen BioTherapeutics

Executive Committee Member of Sanofi Pasteur

Manager (Principal) at The Boston Consulting Group

Michal Prywata
Co-Founder and CTO

Track record of inventing technologies that address untapped markets

Previously served as our Chief Executive Officer from March 2011 to April 2013

Five years with Bionik Canada, managing technological advancements and operations

Leslie Markow, CPA, CA, CPA (Illinois)
Chief Financial Officer

Chief Financial Officer of Stewardship Ontario, a 2010-2012

Chief Financial Officer of Blue Ocean NutraSciences Inc. (f.k.a. Solutions4CO2 Inc.), a public CO2 solution industrial company

Former CFO of SunOpta (NASDAQ: STKL)

Renaud Maloberti
Chief Commercial Officer

Former Vice President and General Manager of FujiFilm SonoSite,

General Manager, Americas for

BK Medical Systems.

GE Healthcare and GE Medical Systems

Malcom Bock
VP of Engineering

Former VP of Engineering at Respiratory Motion,

Senior Director of Global R&D for Covidien Ltd., a spin-off of Tyco International. Covidien

Inventor of the Year

Kent Smallwood
VP of Investor Relations

Leadership roles in Finance, Sales and Supply Chain

Steelcase
Teknion
Inscape

Jo Anne Langshaw
HR Business Partner

Former Sanofi Canada HR

25 years of human resource experience

BIONIK | 12

BOARD OF DIRECTORS

Eric Dusseux, MD, MSc, MBA
Chief Executive Officer

Former President of Europe and a director for Auregen BioTherapeutics

Executive Committee Member of Sanofi Pasteur

Manager (Principal) at The Boston Consulting Group

André Jacques Auberton-Hervé
Chairman of the Board

Founder and President of 4A Consulting & Engineering

Co-Founder, President and CEO of Soitec (Euronext: SOI)

Led SOI to Euronext listing in 1999

Rémi Gaston Dreyfus
Director

CEO and Founder of GDG Investissements and RGD Investissements S.A.S.

Chairman and CEO of A.G.I. Paris, France.

Peter Gerald Malone
Independent Director

Chairman of FluidOil Limited;

Former chairman of Aberdeen Asia-Pacific Income Fund;

Previous member of U.K. Parliament;

Minister of State for Health in John Majors' government

Audrey D. Thévenon, Ph.D.
Independent Director

Program Officer with the Board on Life Sciences at the US National Academies of Sciences, Engineering, and Medicine;

Managing Editor of the journal Institute for Laboratory Animal Research

Joseph Martin
Independent Director

Chairman of Brooks Automation;

Director of Collectors Universe and Allegro Microsystems;

Awarded US CFO of the Year by CFO Magazine in 2000

Charles Matine
Independent Director

Founder and CEO of B&Associates

Strategic advisor to C4 Ventures

Advisory Board Member for Enlaps

Marketing and business development positions in Apple

BIONIK | 13

Robotic rehabilitation elicits brain neuroplasticity and recovery THE SCIENCE OF OUR PRODUCTS 14

BIONIK'S ASSET PRODUCTIVITY

Superior Performance and Value vs. Conventional Rehabilitation

CONVENTIONAL METHODS >

Repetition of a few functional motor skills; habitual movements

Movements Per Session
Only 25-45 movements per therapy session.

Protocols
Treatment protocols are therapist-dependent.

Metrics
Difficult to quantify true motor recovery and outcomes.



BIONIK InMotion™ >

Reducing impairment; neural plasticity and remapping of pathways

Movements Per Session
✓ 600 to 1,000 movements per session

Protocols
✓ Reproducible to advanced clinical research standards

Metrics
✓ BIONIK EVAL™ software quantifies true motor recovery



BIONIK | 15

PROVEN EFFECTS ON BRAIN PLASTICITY Data gathered from sample plots for a stroke patient at admission and after 14 and 70 days , following InMotion ™ ARM robotic therapy. Circle Evaluation Test Measures motor coordination, joint independence and motor planning Results: Improvements in acceleration, speed and accuracy of repetitive circles. Point - to - Point Evaluation Measures motor control through changes in acceleration, speed, accuracy, and movement coordination Results: Improvements in acceleration, speed and accuracy of point to point diagrams. 16

OUR InMotion ™ PRODUCT LINE Motor therapy to help patients regain motor function following a neurological condition or injury . Provides patients with real - time Assistance - as - Needed™ while it gently assists where needed to help them complete various motor therapy activities ( 30 programs) . The InMotionHAND ™ is combined with the InMotionARM ™ . The two robots work together, providing motor therapy that combines reaching with grasp and release movements . The InMotionARM ™ and HAND robots quietly monitor the patient’s movements during therapy while they gently assist patients . The InMotionWRIST ™ is an evidence based and research proven interactive rehabilitation device that senses patient movements and limitations, and provides Assistance - as - Needed ™ . It can accommodate the range of motion of a normal wrist in everyday tasks and can be used by clinicians as a stand - alone treatment option or in addition to the InMotion ™ product line . Uses: Stroke, Cerebral Palsy, Spinal Cord Injury, Multiple Sclerosis, Parkinson’s Disease, Hemiplegic Shoulder Pain and Muscle Spasticity 17

OUR UPPER LIMB ADVANTAGES 1 . Breath of Rehabilitation Offering BIONIK offers Arm, Hand and Wrist - most competitors have arm, only 2. Software / Artificial Intelligence Capability Broader measurement capability and greater adaptiveness through the patient session 3. Degree of Independent Clinical Research Significantly higher than competitors (1000+ patients with addition of RATULS study in UK) 4. Therapy Modes Multiple protocols supported, allowing adaptation to patient progress - e.g., 30 for InMotion ARM™ 5. Patient Access Only solution that supports all modes of patient use – Seated / Standing / Kneeling / Wheelchair ; Patient set - up time unrivalled 6. Pricing Higher than most competitors who are not offering a complete system. Lower than Hocoma Armeo Power Arm/Hand unit which is the biggest player and closest competitor in terms of function and capability Bionik’s competitive and product positioning vs. others. 18

Our Milestones Met and Our Market Opportunities GROWTH PLANS 19

WE HIT OUR MILESTONES We have built a strong FOUNDATION OF CLINICAL PRODUCTS ▪ Well - positioned in healthcare robotics and artificial intelligence ▪ Developed systems with Key Opinion Leaders to enhance value proposition ▪ More than 65 peer - reviewed papers published, presenting clinical trials ; Intellectual Property ▪ The ability to deliver measurable clinical outcomes We are positioned to capitalize on accelerating COMMERCIAL MARKETS ▪ Went from 1 or 2 units sold per quarter to now 5 to 7, in U.S. and Europe (CE mark) ▪ High - quality sales pipeline ▪ Availability of new rental financing option ▪ Ramping production capabilities of our Class II medical device, 510k exempt, with leading U.S. manufacturer Cogmedix , based in Massachusetts. ▪ Closed first national account, Kindred, who were shipped more units in their first order than our last three quarters combined. 20

▪ Commercial promise with next - generation products ▪ Directed towards hospitals and rehab centers, a new financial partner, a new sales force and a new strategy to rejuvenate sales ▪ Home - use rehabilitative products in development ▪ InMotionARM ™ at home in development ▪ A smart, lighter exoskeleton in development ▪ Strengthened position to enter Europe, Korea, growth markets in China WE ARE OPTIMIZED TO SCALE WE HAVE TARGETS IN SIGHT • Target US National Hospital Accounts - Convert tangible interest and engagement with multiple national organizations into larger, more consistent revenue stream - Target multi - location, high patient volume rehabilitation providers • Target global hospital markets - Establish sales agreements and international partnerships to expand distribution capabilities - CE Mark and France In - Clinic deployment paving the path to Europe (UK, France, Italy, Belgium…) - Launch new InMotion ™ products in greater China and expand in Korea • Extend success of InMotion ™ to home market • Enter global assistive mobility mass market with our exoskeleton 21

▪ Kindred Heathcare is a healthcare services company with revenues of approximately $3.3 Billion (Owned by Humana and private equity partners) ▪ First phase purchase agreement is for 21 Bionik InMotion Arm Robotic Systems ▪ Second phase will be broader deployment until at least end of 2022 across Kindred’s new inpatient rehabilitation hospitals and evaluated for other care facilities ▪ Kindred driven to be a leader in Value Based Care and Patient Engagement ▪ Many leading healthcare organizations have similar needs in the area of advanced patient rehabilitation SALE OF UNITS INCLUDE MAINTENANCE AND SERVICE CONTRACT WE ARE SIGNING CONTRACTS Announced December 17, 2018 22

Mercy Rehabilitation Hospital and Rehab Hospital, Des Moines, St. Louis, Springfield Franciscan Specialty Care, CHI Franciscan Rehabilitation Hospital Avon RH, University Hospital Avon Rehabilitation Hospital Lancaster Réhabilitation Hospital, Lancaster Réhabilitation Hospital NHS - CHC 1, Methodist Rehabilitation Hospital Dignity - Kindred Rehabilitation Hospital East Valley and Rehabilitation Hospital Mercy Rehabilitation Hospital, Mercy Rehabilitation Hospital Oklahoma City St. Mary Réhabilitation Hospital, St. Mary Réhabilitation Hospital CTRH, Central Texas Rehabilitation Hospital Texas Rehabilitation Hospital of Fort Worth & Arlington TX Rehabilitation Hospital of Wisconsin, Rehab Hospital of Wisconsin Baptist Memorial Rehabilitation Hospital, GP Community Health Network Rehabilitation Hospital, Rehab Hospital & Hospital South Madison Réhabilitation Hospital, UW Heath Réhabilitation Hospital DELIVERIES TO 19 KINDRED HOSPITAL NETWORK LOCATIONS 23

FINANCIALS 24

Six Months ended September 30, 2018 Six Months ended September 30, 2017 Revenue 1,048,418 $309,367 Cost of Sales 637,236 89,125 Gross Profit 411,182 220,242 Operating Expenses 5,446,061 5,646,822 Other Expense (Income) (291,076) 429,297 Net Loss (4,743,803) (5,855,877) EPS (2.02) (8.84) SUMMARY INCOME STATEMENT Unaudited (in $ USD) 25 SUMMARY BALANCE SHEET Unaudited (in $ USD) As of September 30, 2018 Total Current Assets 1,886,233 TOTAL ASSETS 28,900,239 Total Current Liabilities 2,002,784 Total Long - Term Liabilities 0 TOTAL LIABILITES 2,002,784 Total Shareholders’ Equity 26,897,455

CAPITALIZATION TABLE As of December 31, 2018 Common Shares Outstanding 2,611,538 1 Warrants 440,231 @ $44.21 WAEP 2 Options 185,603 @ $38.26 WAEP 2 Convertible Notes $3,150,000 aggregate principal amount 1 Includes 273,574 exchangeable shares 2 Weighted Average Exercise Price 26

Global Headquarters 483 Bay Street, Office N105 Toronto, ON M5G 2C9 Canada U.S. Headquarters 80 Coolidge Hill Road Watertown, MA 02472 United States CONTACT US www.bioniklabs.com 27